MANUFACTURING AGREEMENT

     This  Agreement ("Agreement") is made as of the 22nd day of November, 2006,
                                                     ----
by and between INTEGRAL TECHNOLOGIES, INC., a Nevada corporation (hereinafter called "Integral") with offices at 805 West Orchard Street, #7, Bellingham, Washington 98225, and JASPER RUBBER PRODUCTS, INC., an Indiana corporation with offices at 1010 First Avenue, Jasper, Indiana 47546 ("Jasper").

                                    RECITALS:

     WHEREAS, Integral desires to contract for the manufacture of resin based conductive, moldable capsules incorporating the ElectriPlast technology; and

     WHEREAS, Jasper desires to provide such manufacturing on and subject to the terms of this Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   DEFINITIONS.  For purposes of this Agreement the following terms shall have
     -----------
     the  respective  meanings  set  forth  below:

     "Developed Products" means Products with definitive Product Specifications suitable to the requirements of Integral or Integral's customer(s), as applicable.

     "Integral's Intellectual Property" means the intellectual property rights owned or purposed to be owned by Integral, including without limitation the patents, provisional patents, utility patent applications and respective divisions, continuations, continuations-in-part, reissues and re-examinations thereof pertaining to the ElectriPlast technology.

     "Integral Raw Materials" means the applicable raw materials, including without limitation micron conductive fiber, to be delivered to Jasper by Integral and used in the manufacture of the Products.

     "Jasper Raw Materials" means the applicable raw materials, including without limitation the applicable polymer resins, to be procured by Jasper and used in the manufacture of the Products.

     "Orders" means a written order or similar writing issued by Integral containing information with respect to each purchase of Developed Product under this Agreement.

     "Products" means resin-based conductive, moldable capsules incorporating Integral's Intellectual Property, and includes Developed Products and Test-Run Products.

     "Product Specifications" means, for each applicable Product, the specifications therefor designated in accordance with the terms of this Agreement, including without limitation the specifications for the Jasper Raw Materials and Integral Raw Materials to be used in the manufacture of the respective Product and Product packaging requirements.

     "Test-Run Products" shall mean Products in initial development to determine proper and appropriate Product Specifications suitable to Integral and Integral's customers.

2.   PRODUCTS DEVELOPMENT AND MANUFACTURE, SALE.
     ------------------------------------------

     2.1.      Manufacture  by  Jasper  after Development and Test-Runs, if any.
               ----------------------------------------------------------------
               During the Primary Term and any extension thereof, and provided that Jasper has the requisite facilities, equipment and available capacity and accepts Integral's respective order therefor, Jasper shall manufacture Integral's requirements of Developed Products to be used by Integral or sold by Integral to third parties.

     2.2.      Coordination  of  Manufacturing  Scheduling,  Raw  Materials. Not
               ------------------------------------------------------------
               later than five (5) business days after the beginning of each calendar quarter during the term of this Agreement, Integral will provide Jasper a non-binding forecast of the estimated number of Products to be manufactured for the quarter immediately following the current quarter ("Forecast"). The Forecast will include the estimated quantity of Product units that will be ordered in the relevant quarter. Unlike Orders, the Forecast does not create any obligations on the part of Integral in connection with the order or non-order of units of the Product. Integral and Jasper will mutually agree on reasonable guidelines and requirements with respect to delivery requests, delivery of Integral Raw Materials to Jasper and the coordination and purchase of Jasper Raw Materials.

     2.3.      Tendering  of Orders. All Orders shall be proposed by Integral to
               --------------------
               Jasper in writing (including facsimile, email or mail). Each Order shall include the applicable Product(s) and proposed delivery dates, the price, the consignment destination and/or any other detail or instruction. Each order so submitted shall be accepted or declined in writing, in whole or part, not later than five (5) business days following receipt by Jasper. Where the quantity of Developed Product units ordered is within the scope of the Forecast, Jasper will accept the Order. Where the quantity of units is higher than the quantity in the Forecast, Jasper may confirm the entire Order or it may confirm only the quantity falling within the scope of the Forecast and decline the extra quantity, and its decision shall be stated in the notice to Integral. Failure to notify Integral of rejection of an Order within the stated period constitutes acceptance of the entire Order.

     2.4.      Development  of  Specifications  and  Manufacture  of  Test-Run
               ---------------------------------------------------------------
               Products.  During  the  Primary  Term  and any extension thereof,
               --------
               Integral  will  develop  proposed

               Product Specifications for Test Run Products. Jasper will work with Integral to manufacture Test-Run Products in accordance with the Product Specifications developed by Integral.

     2.5.      Specifications.  Prior  to tendering to Jasper an Order, Integral
               --------------
               shall provide to Jasper written Product Specifications for the applicable Product, including proposed Product Specifications for Test-Run Products. Integral may, by written request (including facsimile or email), make changes in the Product Specifications and Jasper will not unreasonably refuse such request ("CHANGE ORDER"). If the Change Order results in a cost modification that has been mutually agreed to by the parties at the time the Change Order is proposed, the new price will apply to any subsequent orders of Product.

     2.6.      Integral  Raw Materials. Integral shall retain title and, subject
               -----------------------
               to the provisions set forth below, risk of loss to all Integral Raw Materials until such Integral Raw Materials are combined with Jasper Raw Materials in the manufacture of Products; provided however that Jasper shall retain insurance on Integral Raw Materials on Jasper's premises as required by Section 10 hereof and Integral shall be a loss payee with respect to such insurance as applicable to Integral Raw Materials.

     2.7.      Products. Jasper will package the Products in accordance with the
               --------
               packaging specifications provided by Integral from time to time. Title and risk of loss to all Products shall transfer to Integral upon loading into trucks or railcars at Jasper's facility for shipment in accordance with written instructions provided by Integral.

     2.8.      Inspection  and  Acceptance.  Within  ten  (10)  days  after
               ---------------------------
               confirmation to Integral of receipt of each complete shipment of Product by Integral's customers, Integral conclusively shall be deemed to have concurred in the appropriateness of the quantity of the shipment, unless Integral shall state a claim for shortage in count in writing within such ten (10) day period. Integral will accept any Products that have been manufactured, packaged and delivered in compliance with the terms of this Agreement, the Product Specifications and Integral's orders ("Conforming Products"). Integral or its customer if direct shipped may reject or revoke acceptance of any Products that are not Conforming Products upon discovery of defects or other non-conformities within a reasonable time of its receipt of such Products. Upon rejection or revocation of non- Conforming Products, Integral will immediately send a representative sample of such non-Conforming Product to Jasper. Upon Integral's rejection or revocation of acceptance of Products hereunder or Jasper's failure to fully meet the terms of a Product order in whole or in part, Integral shall return the rejected Products to Jasper and, at its sole option, direct Jasper to (i) pay to Integral the Price (as defined below) of such rejected or missing Product if Integral has already paid for such Product through a direct payment to Integral or (at Integral's sole option) apply a credit towards Integral's future payments or (ii) replace such rejected or missing Product with Conforming Product at no additional cost to Integral.

3.   TERM AND TERMINATION.
     --------------------

     3.1.      Primary  Term.  This Agreement shall commence on the date hereof,
               -------------
               and shall continue until the close of Jasper's business on the date five (5) years from the date hereof (the "Primary Term"), unless sooner terminated, or extended, as hereinafter provided.

     3.2.      Extensions.  After  the  Primary Term, this Agreement shall renew
               ----------
               automatically for successive five (5) year renewal terms, unless notice of non-renewal is given not less than one (1) year prior to the commencement of the applicable renewal term.

     3.3.      Default  Termination.  Either  party may terminate this Agreement
               --------------------
               upon  a  "Default",  as  defined  in  Section  3.4, below, by the
                                                     ------------
               other party, such termination to be effective thirty (30) days from the date the party desiring termination gives the other party written notice of the Default; provided that if the party in Default cures or remedies the same within such thirty (30) day period, such termination shall be deemed null and void.

     3.4.      Default.  The  occurrence  of  any  one  or more of the following
               -------
               events shall constitute a Default under this Agreement; provided that none of the following shall constitute a Default if disputed in good faith, pending receipt of a final judicial determination as to the alleged Default or Settlement of the matter.

               1. If either party to this Agreement fails to pay any undisputed amount due under this Agreement when the same is due and payable;

               2. If either party to this Agreement is in material breach of any warranty, term or condition of to this Agreement. ;

               3. If either party becomes insolvent, makes an assignment for the benefit of creditors or is unable to pay its debts as they mature; or

               4. If any action or proceeding is brought by or against either party under any law that affects the rights of creditors (including, but not limited to, any action or proceeding seeking the dissolution or liquidation of, or the appointment of a receiver or trustee for, any of either party's assets); provided, however, that the party subject to such actions shall not be in Default hereunder so long as that party in good faith challenges the appointment of a receiver or trustee for any of its assets;

     3.5.      Termination  without  Cause  by  Integral. Integral may terminate
               -----------------------------------------
               this Agreement for any reason, with or without cause, upon one year's prior written notice to Jasper, provided that Integral may not terminate the Agreement under this Section 3.5 during the first two (2) calendar years following the Effective Date. In the event of any termination without cause by Integral during the Primary Term, Integral shall purchase from Jasper all equipment, fixtures and facilities purchased by Jasper for purposes of performing the work under this Agreement (the "Purchased Equipment") at a fee equal to the then-current fair-market value of such Purchased Equipment (which appraiser of such "fair-market value" shall be jointly appointed by, and whose cost shall be borne equally by, the parties). In addition to purchasing the Manufacturing Equipment, Integral will pay Jasper a fee equal to any and all sums due for leased equipment acquired for such purpose accruing or payable after the termination of this Agreement provided that Jasper will use commercially reasonable good faith efforts to assign such leases to Integral.

4.   PRICE, INVOICING AND PAYMENT.
     ----------------------------

     4.1.      Price. The Price and its components will be set forth in Schedule
               -----                                                    --------
               A  to  be  attached  to  this  Agreement and amended periodically
               -
               as provided herein. The per unit price for each unit of Product produced and shipped by Jasper (the "Price") shall consist of the sum of (x) the mutually agreed upon anticipated delivered cost of the Jasper Raw Materials (the "Materials Component"), plus (y) the cost of manufacturing by Jasper (the "Conversion Component") as set out in Schedule A, which shall be an hourly charge for
                                 ----------
               Test-Run Products and a per unit or per pound charge agreed upon in advance for all Developed Products, plus (z) Jasper's packaging costs (such costs to be agreed in advance by the parties).

     4.2.      Materials  Component. The  Materials Component of the Price shall
               --------------------
               be reconciled, within thirty (30) days after the end of each calendar quarter via a quarterly Materials Variance Report which Jasper shall provide to Integral, to the actual cost experienced for a calendar quarter as of the end of each calendar quarter. If neither party requests a payment to reconcile any calculated difference in Material costs, such reconciled balance shall be carried until a reconciliation is requested. If the actual cost of Materials significantly changes, either party may request and receive a Schedule A adjustment of the Materials Component to
                           -----------
               compensate  for  such  Material  Component  changes.

     4.3.      Conversion  Component. The Conversion Component shall include all
               ---------------------
               of Jasper's direct and indirect labor costs, overhead, overtime, profit and waste above the applicable Waste Component (estimated at five percent (5%), and only applicable for hourly charge work). For Products for which a per unit or per pound Conversion Component is changed, the Waste Component for Integral Raw Materials shall be two percent (2%), and Jasper shall compensate Integral for excess waste of Integral Raw Materials if the Waste Component for Integral Raw Materials exceeds two percent (2%) for any calendar quarter. The Conversion Component shall be agreed upon in good faith for each Product based upon the volume ("Period Volume") of Products produced and shipped during each calendar quarter from and after the date of this Agreement as set forth on Schedule A. The Conversion Component for the upcoming
                          -----------
               period  shall  be  based
               on the Forecast provided by Integral. Within thirty (30) days after the end of each quarter, a retroactive billing adjustment shall be calculated to the extent the actual volume produced and shipped is greater or less than the projected volume estimated by Integral on which the Conversion Component was based. A credit or charge shall be issued to compensate for the proper Conversion Component based upon the actual Period Volume.

     4.4.      Taxes  and  Law  Changes.  Integral  shall be responsible for any
               ------------------------
               sales or use taxes relating to the transfer of the Products to Integral unless Integral provides to Jasper necessary documentation relating to resale of the Products to properly avoid such taxes. If a change in law or regulation affecting the price of Jasper Raw Materials or the production or sale of the Products after the date hereof shall increase the cost to Jasper, Jasper and Integral shall negotiate a mutually agreeable adjustment to the Price to offset such increased cost from a change in law or regulation.

     4.5.      Payment  Terms.  Jasper  will  provide  Integral  with an invoice
               --------------
               setting forth the quantity and Price for Products in each delivery identified by the applicable purchase order, product code, callout numbers or other applicable reference. Integral agrees to pay Jasper (i) net ten (10) days from the date of the invoice less a one percent (1%) discount on the fee set forth in such invoice or (ii) net thirty (30) days from the date of the invoice with no discount. If the date payment is due is a weekend or is a holiday recognized by the party sending the payment, the payment will be made on the immediately following workday. The instruction for sending payments to Jasper is:

                         Jasper Rubber Products, Inc.
                         P.O. Box 660233
                         Indianapolis, Indiana  46266-0233

     All invoices will be sent to Integral at the following address:

                         Integral Technologies, Inc.
                         805 West Orchard Street, #7
                         Bellingham, Washington  98225

5.   FORCE  MAJEURE.
     --------------

     5.1.      Force  Majeure Defined. The term "Force Majeure," as used herein,
               ----------------------
               shall mean any causes beyond the control of the party affected thereby, such as, without limitation, acts of God; acts of the public enemy; national emergency; insurrections; riots; strikes; labor disputes; fires; explosions; floods, breakdown or damage to plants, equipment, or facilities not the fault of the party attempting to exercise the applicability of this section and the non-performance or inadequate performance by any vendor of any Integral Raw Materials or Jasper Raw Materials.

     5.2.      Performance  Excused.  If, because of Force Majeure, either party
               --------------------
               hereto is reasonably prevented from performing its obligations under this Agreement and if such party promptly gives to the other party notice of the Force Majeure, the obligations of the parties shall be excused as of the commencement of the Force Majeure event to the extent affected by the Force Majeure and its continuance, provided the party claiming Force Majeure uses commercially reasonable efforts to mitigate the effect of such Force Majeure insofar as possible with reasonable dispatch. Nothing herein shall be construed as requiring either party to settle any labor dispute.

6.   INTELLECTUAL  PROPERTY  RIGHTS

     6.1. Integral is the sole and exclusive owner of all the intellectual property rights (including rights in inventions, patents, copyright, trademarks, trade secrets, and any other legally recognized intellectual property right) embodied in, relating to or linked to the Product and the Specifications. In the event that Jasper or anyone on its behalf creates works deriving from the Products or Specifications, Jasper undertakes to transfer or to arrange for the transfer of any right that it or anyone on its behalf might have in the derivative works. This agreement does not vest Jasper with any proprietary or obligatory right to the Products or Specifications.

7.   WARRANTY;  DISCLAIMER

     7.1.      Warranty  by  Jasper. Jasper  warrants  that the Products and the
               --------------------
               Jasper Raw Materials will (a) assuming conformity of the Integral Raw Materials, conform to the Product Specifications and any samples, drawings, and descriptions applicable to the specific Product; (b) assuming conformity of the Integral Raw Materials, be free from defects in material and workmanship under normal use and service for a period of at least twelve (12) months from the date of shipment of the Products to the end-user customer in the form of a completed product to be used by the end-user; (c) be new and unused; and (d) be free and clear of any and all liens, claims, encumbrances and other restrictions of any kind. These warranties shall survive any delivery, inspection, acceptance, payment, or resale of the Products.

     7.2.      Warranty  by  Integral.  Integral  warrants that the Integral Raw
               ----------------------
               Materials will (a) conform to the Product Specifications and any samples, drawings, and descriptions applicable to the specific Product; (b) be free from defects in material and workmanship under normal use and service for a period of at least twelve (12) months from the date of shipment of the Products to the end-user customer in the form of a completed product to be used by the end-user; (c) be new and unused; (d) be free and clear of any and all liens, claims, encumbrances and other restrictions of any kind; (e) conform to all the requirements of applicable law including all applicable health, safety and environmental regulations, and (f) not infringe upon the intellectual property rights of any third party.

     7.3. EXCEPT FOR THOSE WARRANTIES EXPRESSLY PROVIDED IN SECTIONS 7.1 AND 7.2, EACH PARTY ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, AFFILIATES, AND SUPPLIERS, DISCLAIMS ALL WARRANTIES AND DUTIES, WHETHER EXPRESS, IMPLIED STATUTORY, OR OTHERWISE, AS TO ANY MATTER WHATSOEVER RELATING TO THIS AGREEMENT, INCLUDING THE SERVICES, PRODUCTS AND ANY OTHER INFORMATION OR MATERIALS EXCHANGED BETWEEN THE PARTIES, INCLUDING BUT NOT LIMITED TO ANY
               (IF ANY) IMPLIED WARRANTIES, DUTIES, OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, REASONABLE CARE OR WORKMANLIKE EFFORT, OR RESULTS, ALL WITH REGARD TO THIS AGREEMENT, INCLUDING THE SERVICES, PRODUCTS, AND ANY OTHER
               INFORMATION OR MATERIALS EXCHANGED BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT.

8.   INDEMNITY  OBLIGATIONS.
     ----------------------

     8.1.      Indemnification  by  Jasper.  Jasper  will defend, indemnify, and
               ---------------------------
               hold harmless Integral and its parents, subsidiaries, affiliates, successors, and assigns, and their respective officers, directors, employees, agents, and contractors from and against
               (i) any and all claims, demands, liabilities, losses, damages, costs, or expenses (including reasonable attorneys' fees), including by way of example only and not limitation for death, personal injury, property damage, or otherwise, to the extent based on, arising out of, or in any way related to (a) the operation or condition of Jasper's equipment and facilities, (b) Jasper's or its parents', subsidiaries', affiliates', successors', or assigns', or their respective officers', directors', employees', agents', or contractors' failure to perform its obligations under this Agreement or breach of the warranties under Section 7.1, (c) any claim that the Jasper Raw Materials violate the Intellectual Property rights of a third party, or (d) any negligent act, misfeasance, or malfeasance, by Jasper or its parents, subsidiaries, affiliates, successors, or assigns, or their respective officers, directors, employees, agents, or contractors, (ii) any and all fees (including reasonable attorneys' fees), costs, and expenses incurred by Integral or its parents, subsidiaries, affiliates, successors, or assigns, or their respective officers, directors, employees, agents, or contractors, in the investigation, correction, or defense against any and all such losses, claims, or threatened claims; except to the extent any such claim for loss, cost, expense, damage, or liability is the direct result of the acts or negligence of Integral or its parents, subsidiaries, affiliates, successors, or assigns or their respective officers, directors, employees, agents, or contractors. If Integral receives notice of any claim for which it considers Jasper responsible under this Paragraph, Integral promptly will inform Jasper in writing

     8.2.      Indemnification by Integral. Integral will defend, indemnify, and
               ---------------------------
               hold harmless Jasper and its parents, subsidiaries, affiliates, successors, and assigns, and their respective officers, directors, employees, agents, and contractors from and against
               (i) any and all claims, demands, liabilities, losses, damages, cost, or expenses

               (including reasonable attorneys' fees), including by way of example only and not limitation for death, personal injury, property damage, or otherwise to the extent based on, arising out of, or in any way related to (a) Integral's or its parents', subsidiaries', affiliates', successors', or assigns', or their respective officers', directors', employees', agents;, or contractors; failure to perform its obligations under this Agreement or breach of the warranties under Section 7.2, (b) any claim that Integral's Intellectual Property violates the rights of any third party, or (c) any negligent act, misfeasance, malfeasance, or non-feasance by Integral or its parents, subsidiaries, affiliates, successors, or assigns, or their respective officers, directors, employees, agents, or contractors, and (ii) any and all fees (including reasonable attorney's fees), costs, and expenses incurred by Jasper or its parents, subsidiaries, affiliates, successors, or assigns, or their respective officers, directors, employees, agents, or contractors in the investigation, correction, or defense against any and all such losses, claims, or threatened claims; except to the extent any such claim for loss, cost, expense, damage, or liability is the direct result of the acts or negligence of Jasper or its parents, subsidiaries, affiliates, successors, or assigns, or their respective officers, directors, employees, agents, or contractors. If Jasper receives notice of any claim for which it considers Integral responsible under this Paragraph, Jasper promptly will inform Integral in writing.

     8.3.      Procedure.  The foregoing indemnifications are conditioned on the
               ---------
               party claiming indemnification promptly furnishing the indemnifying party with written notice of each claim, loss, damage, or expense for which indemnity will be claimed and permitting the indemnifying party to assume the defense thereof with the cooperation of the other party, at the indemnifying party's sole cost and expense. The indemnifying party will have the obligation to assume the defense of any such claim to the extent the indemnifying party has responsibility to the indemnified party under this Article 6. The indemnified party may participate in, but not control, the defense of such claim at its sole cost and expense. An indemnifying party will have no liability under this Article 6 as to any claim for which settlement or compromise or an offer of settlement or compromise is made by the indemnified party without the prior consent of the indemnifying party, which consent will not be unreasonably withheld.

9.   LIMITATION  OF  LIABILITY.
     -------------------------

     9.1. EXCEPT FOR A BREACH OF SECTION 15.6 (CONFIDENTIALITY) OR A BREACH OF A PARTY'S OBLIGATIONS UNDER SECTION 8 (INDEMNIFICATION), NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  INSURANCE.
     ---------

     10.1.     Insurance.  Jasper  will maintain the insurance coverage required
               ---------
               in Subparagraphs 1, 2, 3 and 4.

               1.   Workmen's  Compensation.  Workmen's  compensation  insurance
                    -----------------------
                    in compliance with the applicable workmen's compensation and/or occupational disease act.

               2.   Employer's  Liability.  Employer's  liability insurance with
                    ---------------------
                    limits of liability of not less than $500,000 for any one accident or disease.

               3.   General  Liability.  Comprehensive  or  commercial  general
                    ------------------
                    liability insurance (including coverage for premises operations, broad form property damage, products/completed operations, contractual liability covering this Agreement as an "insured contract", independent contractor and personal injury, with limits of not less than $10,000,000). Products liability includes a broad form vendor's endorsement naming Integral as an additional insured.

               4.   Automobile.  Automobile liability insurance (including hired
                    ----------
                    car and non-ownership liability insurance if any automobiles will be hired by Jasper or if its employees will use their personally owned vehicles in the business of Jasper) with limits of liability of not less than $1,000,000 combined single limit bodily injury and property damage.

               5.   All Risk  Property  Policy.  All  risk  property  policy,
                    --------------------------
                    including coverage for business interruption, based upon replacement cost covering Jasper's plant, Jasper Raw Materials, Integral Raw Materials on Jasper premises and finished Products inventory.

               Certificates of insurance showing compliance with foregoing requirements shall be furnished by Jasper to Integral within fifteen (15) days of the execution of this Agreement. Integral has no obligation to either review such certificates or to inform Jasper that the certificates or policies do not conform to the requirements of this Agreement. Certificates shall state that the General Liability policy or policies will not be canceled nor altered without at least thirty (30) days prior written notice to Integral and without reducing the coverage amounts of such policy or policies. No other required policy shall be altered to lower the coverage or coverage limits from those required above without Integral's prior consent. If Integral shall so request, Jasper shall furnish Integral for its inspection and approval such policies of insurance with all endorsements, or conformed specimens thereof certified by the insurance company to be true and correct copies. The policy limits specified above may be satisfied through a combination of the stipulated primary liability insurance and umbrella and/or excess liability insurance. The insurance policies required by this Agreement must be written by an insurance company that is authorized to do business in the states where Jasper's facilities exist and that have a rating or A- or above.

11.  ADDITIONAL COVENANTS AND UNDERTAKINGS.
     -------------------------------------

     11.1.     Authority.  Both  parties  respectively state that they have full
               ---------
               power and authority to execute and deliver this Agreement and all related documents, and to carry out the transactions contemplated herein. This Agreement is valid, binding and enforceable against the parties in accordance with its terms. The execution of this Agreement and the consummation of the transactions contemplated herein will not result in the breach of the terms and conditions of, nor constitute a default under or a violation of, either parties' articles of incorporation, or by-laws, or any law, regulation, court order, mortgage, note, bond indenture, agreement, license, or other instrument or obligation to which either party is now a party or by which either party of any of its assets may be bound or affected.

     11.2.     Non-competition.  During the Term and for a period of twelve (12)
               ---------------
               months after its expiration or termination for any reason, Jasper will not, directly, indirectly or through a third party, supply, manufacturer or assemble products that constitute or might constitute an alternative to the Products or performs the same functionality as the Products and will not engage, directly or indirectly or through a third party, as manager, employee, consultant, agent, franchisee, shareholder and/or in any other way assist in the development of a product competing or that might compete with Integral's business, that constitutes or might constitute an alternative to the Products or performs the same functionality as the Product. Jasper agrees that the above restrictions are fair and reasonable for the purpose of protecting Integral's interests pursuant to this agreement, including the protection of its trade secrets, that they do not deny Jasper an opportunity to make reasonable earnings and that the parties took these restrictions into account when agreeing to the payments provided for herein.

12.  DISCLAIMER  OF  AGENCY  AND  PARTNERSHIP.
     ----------------------------------------

     12.1.     Relationship  of  the Parties.  The relationship between Integral
               -----------------------------
               and Jasper shall be that of vendor and purchaser only. Nothing contained herein shall be deemed or construed to create a joint venture or general partnership between Integral and Jasper, nor authorize either party to act as a general agent for the other party, nor to permit either party to undertake any obligations for or on behalf of the other party, except as expressly set forth herein. It is further expressly understood and agreed that no work, act, commission or omission of either party, its agents, servants or employees, shall be construed to make or render either party (or its agents, servants or employees), an agent, servant or employee of other party. No agent, servant or employee of either party shall be entitled to the benefits provided by the other party to its agents, employees or servants, including but not limited to, wages, salaries, health benefits and deferred compensation benefits. Furthermore, this agreement shall not create nor be construed to create in any manner whatsoever any third-party beneficiary rights in any person.

13.  WAIVERS;  REMEDIES  CUMULATIVE.
     ------------------------------

     13.1.     Waiver.  The  failure of either party hereto to insist in any one
               ------
               or more instances upon strict performance of any provision of this Agreement by the other party hereto, or to take advantage of any of its rights hereunder, shall not be construed as a waiver by it of any such provision or the relinquishment by it of any such rights in respect of any subsequent nonperformance of such provision; but the same shall continue and remain in full force and effect.

     13.2.     Remedies Cumulative.  Each remedy specifically provided for under
               -------------------
               this Agreement shall be taken and construed as cumulative and in addition to every other remedy provided for herein or by law.

14.  MEDIATION.
     ---------

     14.1.     Dispute  Resolution.  In  the  event  of  any controversy, claim,
               -------------------
               counterclaim, defense, dispute, difference or misunderstanding of any type whatsoever between the parties arising out of or relating to this Agreement ("Dispute(s)"), representatives of the parties shall meet promptly in an effort to resolve the Dispute amicably. If the Dispute is not amicably resolved by negotiation within forty-five (45) days of the disputing party's notice of such Dispute, or if the parties' representatives failed to meet within twenty (20) days of such notice, the parties shall endeavor to settle such Dispute by mediation. All Disputes will be referred to mediation before, and as a condition precedent to the initiation of any adjudicative action.

     14.2.     Mediation  Procedure.   If  the parties fail to resolve a Dispute
               --------------------
               by negotiation or to meet within the time limits provided above, the parties will have ten (10) calendar days to appoint a mutually acceptable mediator. If unable to agree, the parties will seek the assistance of the Attorney-Mediators Institute, based in Houston, Texas, to choose a mediator. The parties will mediate in good faith for up to twenty (20) calendar days from the appointment of the mediator. If the parties do not resolve the Dispute within the twenty (20) day period, either party may initiate an action or proceeding based on the Dispute. Each party will continue to perform this Agreement pending the final resolution of the Dispute.

15.  MISCELLANEOUS.
     -------------

     15.1.     Change of Control. Jasper shall not assign its rights, interests,
               -------------------
               or duties under this Agreement without the prior written consent of Integral. Following any assignment or attempted assignment by Jasper, Integral may, but is not obligated to, immediately terminate this Agreement. For purposes of this Agreement, an "assignment" by Jasper under this Section 15.1 is deemed to include, without limitation, each of the following: (a) a merger of Jasper with another party, whether or not Jasper is the surviving entity; (b) the acquisition of more than twenty percent (20%) of any class of Jasper's voting stock (or any class of non-voting security convertible into voting stock) by another party (whether in a single transaction or series of transactions); and
               (d) the sale or other transfer of more than fifty percent (50%) of Jasper's assets (whether in a single transaction or series of transactions). Following any assignment or attempted assignment by Jasper, Integral may, but is not obligated to, immediately terminate this Agreement. In the event of any assignment permitted under this Section 15.1, Jasper will remain liable for the performance of their obligations under this Agreement.

     15.2.     Notices.  Except  as  otherwise  provided  herein,  all  notices
               -------
               required or permitted to be given hereunder shall be in writing and shall be deemed properly given when delivered in person to the party to be notified, or when mailed by registered or certified United States mail, postage prepaid, or by telegraph, Telex, TWX, or other electronic means, to the party to be notified or such designee as it may designate by written notice, at its address set forth below, or such other address within the continental United States of America as the party to be notified may have designated prior thereto by written notice to the other:

               As to Jasper:            Jasper Rubber Products, Inc.
                                        1010 First Avenue
                                        Jasper, IN 47547
                                        Attention:  President
                                        Fax: 812/481-2702

               As to Integral:          Integral Technologies, Inc.
                                        805 West Orchard Street, #7
                                        Bellingham, Washington 98225
                                        Attention: President
                                        Fax:  604/685-6794

               Reports and statements hereunder also may be mailed by ordinary United States mail, postage prepaid, addressed as set forth above.

     15.3.     Governing  Law.  This  Agreement  shall  be  governed  by  and
               --------------
               interpreted by the laws of the State of Washington, without regard to conflicts of laws provisions. The prevailing party in any such action shall be entitled to recover its attorney fees, court costs and expenses reasonably incurred in connection with any such action.

     15.4.     Time.  Time is of the essence of each part of this Agreement.
               ----

     15.5.     Further  Assurances.  Each  party  hereto  will perform all other
               -------------------
               acts and execute and deliver all other documents and/or instruments as may be necessary or appropriate to carry out the intent and purpose of this Agreement.

     15.6.     Confidentiality.  Integral  and  Jasper  acknowledge  that  the
               ---------------
               specific terms of this Agreement, and the parties' disclosures and activities in connection with this Agreement, are confidential and subject to the terms and conditions of the Proprietary Information Mutual Nondisclosure Agreement between Jasper and Integral dated April 10, 2006 as "Proprietary Information."

     15.7.     Entire  Agreement.  This  Agreement  (together with any exhibits,
               -----------------
               all of which are incorporated by reference in their entirety) contains the entire agreement between the parties hereto relating to the rights herein granted and the obligations herein assumed. Any other prior agreements, promises, negotiations or representations relating to the subject matter of this Agreement not expressly set forth herein shall be of no force or effect.

     15.8.     Modification.  This  Agreement shall not be modified, altered, or
               ------------
               amended except in writing signed by both parties.

     15.9.     Binding  Effect.  This  Agreement  and all rights and obligations
               ---------------
               accruing hereunder, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, including successors by way of merger, consolidation, reorganization and/or purchase and sale of all, or substantially all, of the assets of a party hereto.

     15.10.    Headings.  The  headings  of  this  Agreement are for convenience
               --------
               and reference only, have no substantive significance and shall be disregarded in the interpretation of this Agreement.

     15.11.    Execution.  This  Agreement may be executed in counterparts, each
               ----------
               of which shall be deemed an original, but all of which together shall constitute one and the same.


[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                              INTEGRAL TECHNOLOGIES, INC.

                              BY:    /s/  William A. Ince
                                   ---------------------------------------------

                              ITS:   President
                                   ---------------------------------------------

     Before me, a Notary Public, in and for said County and State, personally appeared the within named William A. Ince, President and CFO of INTEGRAL TECHNOLOGIES, INC. who acknowledged the execution of the foregoing Manufacturing Agreement to be their voluntary act and deed and to be the voluntary act and deed of said corporation.

     WITNESS my hand and Notarial Seal this 22nd day of November, 2006.
                                            ----

                                                  /s/Erica Zender
                                                  ---------------
                                                  Notary Public

     My Commission Expires: 4-1-10 My County of Residence is:

     STATE  of  WASHINGTON    )
                              )
     COUNTY  OF  WHATCOM      )

                              JASPER RUBBER PRODUCTS, INC.

                              BY:    /s/  Douglas R. Mathias
                                   ---------------------------------------------

                              ITS:   President and CEO
                                   ---------------------------------------------

     Before me, a Notary Public, in and for said County and State, personally appeared the within named Douglas R. Mathias, President and CEO of JASPER RUBBER PRODUCTS, INC. who acknowledged the execution of the foregoing Manufacturing Agreement to be their voluntary act and deed and to be the voluntary act and deed of said corporation.

     WITNESS my hand and Notarial Seal this 27th day of November, 2006.
                                            ----

                                                  /s/  Janelle Durcholz
                                                  ---------------------
                                                  Notary Public

     My Commission Expires: Oct 19, 2007 My County of Residence is:

     STATE  of  INDIANA       )
                              )
     COUNTY  OF  DUBOIS       )